SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 17, 2009 (February 13, 2009)

Commission File Number: 000-50635

Colony Resorts LVH Acquisitions, LLC

(Exact name of registrant as specified in its charter)

Nevada	41-2120123
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Registrants’ telephone number, including area code:

(702) 732-5919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 13, 2009, Joseph L. Garrubbo was appointed to serve as a member of the board of Colony Resorts LVH Acquisitions, LLC as the Company’s Independent Director. Mr. Garrubbo fills the vacancy that was created by the previously announced resignation of Clive S. Cummis.

Mr. Garrubbo, age 71, is an attorney in private practice with the firm of Garrubbo Capice & Millman, PC, of which he is a founding member. For his service as Independent Director, Mr. Garrubbo will receive an annual retainer of $50,000. In addition, Mr. Garrubbo will be entitled to receive reimbursement of reasonable and accountable out-of-pocket expenses incurred in connection with attending Board Meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONY RESORTS LVH ACQUISITIONS, LLC

Dated: February 17, 2009	/s/ Robert E. Schaffhauser
Robert E. Schaffhauser
Executive Vice President - Finance